Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
6/26/2003
Fixed I	CH43
Lincoln Capital
370442BT1
General Motors
Merrill Lynch
Goldman Sachs, Morgan
Stanley, Citigroup, Bank of
America, JP Morgan
Lehman Brothers
$2,041,496.10
$3,000,000,000.00
$98.62
$98.75
0.75%
6/26/2003
Diversified Bond
GU42
Lincoln Capital
370442BT1
General Motors
Merrill Lynch
Goldman Sachs, Morgan Stanley,
Citigroup, Bank of America,
JP Morgan
Lehman Brothers
$1,356,066.25
$3,000,000,000.00
$98.62
$98.75
0.75%
9/23/2003
Diversified Equity
GU0M
Strong Capital Management
G1150G111
Accenture Ltd
UBS Financial Services and
Wachovia/First Union
Morgan Stanley; J.P. Morgan
Securities Inc.; Credit
Suisse First Boston LLC;
UBS Securities LLC; Banc of
America Securities LLC;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner &
Smith Inc.; Goldman, Sachs & Co.;
SG Cowen Securities Corp.;
Wachovia Captial Markets, LLC;
Lehman Brothers Inc.; Needham &
Co., Inc.; Sound View Technology
Corp.; Bear, Stearns & Co, Inc.;
ABN AMRO Rothschild LLC; Cazenove
& Co. Ltd; Robert W. Barid & Co.
Inc.; Legg Mason Wood Walker, Inc.;
Scotia Capital (USA) Inc.; Pacific
Growth Equities, LLC; M.R. Beal &
Co.; Chatsworth Securities LLC;
A.G. Edwards & Sons, Inc.; Edward
D. Jones & Co., L.P.; Punk, Ziegel
& Co., L.P.; Thomas Weisel Partners
LLC
Robert W. Baird & Co.
$260,400.00
$1,722,000,000.00
$21.00
$22.25
$4,340.00
9/23/2003
Equity I
CHOM
Strong Capital Management
G1150G111
Accenture Ltd
Wachovia/First Union
Morgan Stanley; J.P. Morgan
Securities Inc.; Credit Suisse
First Boston LLC; UBS Securities
LLC; Banc of America Securities
LLC; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner &
Smith Inc.; Goldman, Sachs & Co.;
SG Cowen Securities Corp.; Wachovia
Captial Markets, LLC; Lehman
Brothers Inc.; Needham & Co., Inc.;
Sound View Technology Corp.;
Bear, Stearns & Co, Inc.; ABN
AMRO Rothschild LLC; Cazenove &
Co. Ltd; Robert W. Barid & Co. Inc.;
Legg Mason Wood Walker, Inc.;
Scotia Capital (USA) Inc.; Pacific
Growth Equities, LLC; M.R.
Beal & Co.; Chatsworth Securities
LLC; A.G. Edwards & Sons, Inc.;
Edward D. Jones & Co., L.P.; Punk,
Ziegel & Co., L.P.; Thomas Weisel
Partners LLC
Robert W. Baird & Co.
$142,800.00
$1,722,000,000.00
$21.00
$22.25
$2,380.00
9/23/2003
Select Growth
CHQ43
Strong Capital Management
G1150G111
Accenture Ltd
WIT Soundview technology
Morgan Stanley; J.P. Morgan
Securities Inc.; Credit Suisse
First Boston LLC; UBS Securities
LLC; Banc of America Securities LLC;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner &
Smith Inc.; Goldman, Sachs & Co.;
SG Cowen Securities Corp.; Wachovia
Captial Markets, LLC; Lehman
Brothers Inc.; Needham & Co., Inc.;
Sound View Technology Corp.; Bear,
Stearns & Co, Inc.; ABN AMRO
Rothschild LLC; Cazenove & Co. Ltd;
Robert W. Barid & Co. Inc.; Legg
Mason Wood Walker, Inc.; Scotia
Capital (USA) Inc.; Pacific
Growth Equities, LLC; M.R. Beal &
Co.; Chatsworth Securities LLC;
A.G. Edwards & Sons, Inc.; Edward
D. Jones & Co., L.P.; Punk, Ziegel
& Co., L.P.; Thomas Weisel Partners
LLC
Robert W. Baird & Co.
$31,500.00
$1,722,000,000.00
$21.00
$22.25
$525.00
7/18/2003
Diversified Bond
GU42
Lincoln Capital
902671AA4
UFJ Bank Limited
Merrill Lynch
Goldman Sachs, Morgan Stanley,
UFJ International Plc
Lehman Brothers
$482,759.30
$1,250,000,000.00
99.538
99.538
0.65%
7/18/2003
Fixed I	CH43
Lincoln Capital
902971AA4
UFJ Bank Limited
Merrill Lynch
Goldman Sachs, Morgan Stanley,
UFJ International Plc
Lehman Brothers
$627,089.40
$1,250,000,000.00
99.538
99.538
0.0625
8/20/2003
Diversified Bond
GU42
Lincoln Capital
31359MTB9
Fannie Mae
CS First Boston	Bear Sterns,
Citigroup, Goldman Sachs,
Countrywide Secs, First Tennessee
Bank, JP Morgan, Merrill Lynch,
UBS
Lehman Brothers
$1,357,144.00
$4,000,000,000.00
99.79
99.79
0.0625
08/20/03
Fixed I	CH43
Lincoln Capital
31359MTB9
Fannie Mae
CS First Boston	Bear Sterns,
Citigroup, Goldman Sachs,
Countrywide Secs, First
Tennessee Bank, JP Morgan,
Merrill Lynch, UBS
Lehman Brothers
$1,431,986.50
$4,000,000,000.00
99.79
99.79
..0625